Exhibit 99.1

  August 30, 2019

 FORWARD LOOKING STATEMENTS: Statements in this document relating to Limestone Bancorp’s plans, objectives, expectations or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “possible,” “seek,” “plan,” “strive” or similar words, or negatives of these words, identify forward-looking statements that involve risks and uncertainties. These forward looking statements include statements related to the expecting timing and benefits of the proposed branch acquisition and estimates of deposits, loans and other assets to be acquired. Although the Company's management believes the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could be inaccurate. Therefore, there can be no assurance the forward-looking statements included herein will prove to be accurate. Factors that could cause actual results to differ from those discussed in forward-looking statements include, but are not limited to: economic conditions both generally and more specifically in the markets in which the Company and its subsidiaries operate; competition for the Company's customers from other providers of financial services; government legislation and regulation, which change from time to time and over which the Company has no control; changes in interest rates; material unforeseen changes in liquidity, results of operations, or financial condition of the Company's customers; and other risks detailed in the Company's filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the Company. See Risk Factors outlined in the Company's Form 10-K for the year ended December 31, 2018.NON-GAAP FINANCIAL MEASURES: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Limestone Bancorp, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.  2

 Limestone Bancorp is a Kentucky-based bank holding company – Nasdaq: LMSTLimestone Bank is the 11th largest bank domiciled in Kentucky based on total assets Corporate headquarters in Louisville, Ky.Approximately $1.127 billion in assets and 219 associates (fte) at 6.30.19Broad scope of high-quality retail and business banking products & servicesManagement team assembled under leadership of John T. Taylor, President & CEO with extensive market knowledge and community relationships    3  About Limestone Bancorp and Limestone Bank

Management Team



John T. Taylor
President & CEO, Limestone Bancorp
Chairman, President & CEO, Limestone Bank
Joined July 2012
Over 30 years in industry
American Founders Bank – Lexington, KY
PNC Bank, NA – President of Ohio & N. KY Region



John R. Davis
Executive Vice President,
Chief Credit Officer, Limestone Bank
Joined August 2012

25 Years Previous Experience:
American Founders Bank – Lexington, KY
National City Bank – Louisville, KY and Dayton & Cleveland, OH



Phillip W. Barnhouse
CFO, Limestone Bancorp since January 2012
CFO, Limestone Bank
Joined Ascencia Bank (former Limestone Subsidiary) in September 1998

Previous Experience:
Arthur Andersen LLP – Chattanooga, TN



Joseph C. Seiler
Executive Vice President,
Head of Commercial Banking,
Limestone Bank
Joined April 2013

25 Years Previous Experience:
PNC Bank, NA – Louisville, KY
National City Bank – Louisville, KY



Stephanie Renner
Senior Vice President,
General Counsel, Limestone Bank
Joined August 2012

Previous experience:
American Founders Bank
Stites & Harbison, PLLC – Lexington, KY
Bryan Cave, LLP – Los Angeles, CA

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Board of Directors



W. Glenn Hogan
Founder, CEO and President
Hogan Real Estate
Louisville, KY

Director since 2006



Bradford T. Ray
Retired CEO and Chairman
Steel Technologies, Inc.
Louisville, KY

Director since 2014



John T. Taylor
President & CEO,
Limestone Bancorp
Chairman, President &
CEO, Limestone Bank

Director since 2012



Michael T. Levy
President Muirfield
Insurance LLC
Lexington, KY

Director since 2014



Kevin J. Kooman
Partner
Patriot Financial Partners LP
Philadelphia, PA

Director since 2019



Celia Catlett
Former General Counsel
and Corporate Secretary,
Texas Roadhouse, Inc.
Louisville, KY

Director Since 2018



James M. Parsons
Chief Financial Officer
Ball Homes LLC
Lexington, KY

Director since 2015



Dr. Edmond J. Seifried
Principal
S&B West LLC
Bethlehem, PA

Director since 2015

5

Highlights and Accomplishments

- Talent acquisition – Board, management, and production team
- Enterprise Risk Management system implementation
  - Credit adjudication and centralized operations
  - Regulatory relations
  - Compliance management systems
  - Core system conversion 2018
- Quality loan production; deposit mix shift; solid asset quality; improving profitability metrics
- Financial transactions:
  - Q3-19: Issued $17.0 million subordinated debt; qualifying Tier 2 Capital; retired $5.0 million senior
  - Q2-18: Retired all issued and outstanding preferred stock in $3.5 million transaction
  - Q1-18: Issued 1.15 million shares of common stock raising $15 million in new capital for Bancorp
  - Q4-17: Reversed deferred tax asset valuation allowance restoring $31.3 million net dta
  - Q2-17: Completed $10 million senior borrowing and contributed $9 million in new capital to Bank
  - Q2-16: Issued 800,000 shares of common stock raising $5 million in new capital for Bancorp
- Strategic Plan: Organic growth in rural and metro markets and strategic acquisitions
  - Q3-19: Announced definitive agreement to acquire 4 branches; $153 mil deposits - $112 mil loans
  - Closing expected in Q4-19, pending regulatory approval and customary closing conditions

6

   Our Locations  7  Twelve counties across the Commonwealth of Kentucky15 Banking Centers1 new banking center opening in Lexington in Q4-194 new banking centers to be acquired in purchase transaction; entering two new counties

   8  July 24, 2019 – Executed definitive agreement to acquire four (4) Kentucky branches:Subject to regulatory approval and other customary closing conditions; closing expected later in Q419Expands Owensboro market share; fills in key areas in footprint (Elizabethtown & Frankfort)Projected - $153 million in deposits; ytd cost approximately 0.75%Projected - $112 million in loans; ytd yield approximately 4.85%Blended deposit premium estimate of approximately 6%; final premium subject to 10-day trailing avg, deposit type, and locationTBV dilution estimate approximately 9% or $1.25 per shareEstimated earn-back in less than 3 years     Bancorp as of June 30, 2019  Bank as of June 30, 2019  Pending Branch Acquisition Transaction  July 23, 2019 – Completed $17 mil sub debt issuanceDown-streamed $10 mil to BankPaid off $5 mil senior debt5.75% coupon fixed for 5 yearsQualifying Tier 2 regulatory capitalSee page 24 regarding Non-GAAP financial measures

Metro Market Overview

Louisville	Lexington	Owensboro	Bowling Green
Corporate Headquarters: Brown-Forman, Churchill Downs, Humana, Kindred Healthcare, Papa John's International, Texas Roadhouse, and Yum! Brands	**Corporate Headquarters:** Fasig Tipton, Jif (peanut butter), Keeneland, Lexmark, and Tempur Sealy	**Corporate Headquarters:** Owensboro Health	**Corporate Headquarters:** Camping World, Fruit of the Loom, Houchens Industries, and the Medical Center at Bowling Green
Other large employers: UPS, Ford Motor Company, GE Appliances, and Norton Healthcare	**Other large employers:** Xerox, Toyota, IBM, Lockheed Martin, and Valvoline	**Other large employers:** Kimberly-Clark, US Bank Mortgage Processing, and Toyotetsu	**Other large employers:** General Motors Corvette plant, Rafferty's Restaurants
Universities: University of Louisville and Bellarmine University	**Universities:** University of Kentucky and Transylvania University	**Universities:** Kentucky Wesleyan University and Brescia University	**Universities:** Western Kentucky University
Deposits in Market: $18.6 billion Limestone market share 0.7% MSA Population – 1.25 mil (45th Largest in US)	**Deposits in Market:** $6.8 billion Limestone market share 1.0% MSA Population – 472k (106th largest in US)	**Deposits in Market:** $3.2 billion Limestone market share 1.2% MSA Population – 115k	**Deposits in Market:** $2.2 billion Limestone market share 1.4% MSA Population - 166k

Note: Four largest cities in KY

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Financial Summary  10

   Financial Summary  11  2019 ytd income tax expense positively impacted approx. $1.5 mil by tax benefit from KY tax law changes – EPS impact 5 cents per share Q119 & 16 cents per share Q219

   Financial Summary  12

   Net Interest Margin  13  Loan fee income included in net interest income/yield:Q219 $167,000 6 bpsQ119 $546,000 22 bpsQ418 $166,000 6 bpsQ318 $141,000 5 bpsQ218 $92,000 4 bpsQ118 $97,000 5 bps

   Investment Portfolio  YTD Tax Equivalent Yield 3.32%Unrealized gains AFS $ 2.052 millionUnrealized losses AFS $(0.620) million   14  At June 30, 2019, $33.0 million and $16.7 million of our CLOs were AA and A rated, respectively. There were no CLOs rated below A and none of the CLOs were subject to ratings downgrade in the six months ended June 30, 2019. All of our CLOs are floating rate, with rates set on a quarterly basis at three month LIBOR plus a spread.

   Loan Portfolio  YTD Yield 5.36%Q2 Yield 5.29%    15

   Loan Portfolio and Asset Quality Trends  16

   Deposits  Q2-19 Cost of Deposits 1.28%Q2-19 Cost of Interest-Bearing Deposits 1.52%  17

   Capital Ratios  18

   Deferred Tax Asset (DTA)  Deferred Tax Asset – The Company has a net deferred tax asset of $28.7 million at June 30, 2019. Our ability to utilize deferred tax assets depends upon generating sufficient future levels of taxable income. NOL’s begin to expire in 2031.   19

   Deferred Tax Asset (DTA)  As of 6.30.2019, LMST’s net DTA totaled approximately $28.7 million. Deferred tax assets and liabilities are measured using current enacted tax rates (currently 21%).Section 382 of the Internal Revenue Code governs DTA impairment and “ownership change”.An “ownership change” is defined as a more than 50% change in ownership – complex assessment.382 imposes an annual ceiling on future use of the Company’s NOLs, credit carry-forwards and built-in losses.Tends to slow rate of NOL utilization (reducing present value of tax savings).Some NOLs and other tax benefits could expire before utilization is allowed if the Company does not generate sufficient taxable income.In May 2018, LMST extended a tax benefits preservation plan to June 30, 2021.Under Section 382 of the IRS Code, a permanent impairment of a substantial portion of the DTA could be triggered if shareholders owning 5% or more of the Company increase their ownership by more than 50 percentage points over a defined period of time.The tax benefits preservation plan is designed to reduce the likelihood of an “ownership change”.Any shareholder or group that acquires ownership of 5% or more of the Company could be subject to significant dilution in its holdings if our Board does not approve such acquisition.Existing shareholders of 5% or more are also subject to dilution if they increase their holdings without Board approval.In May 2018, shareholders approved an amendment to the articles of incorporation to further protect the long-term value of the Company’s NOLs.The amendment provides a means to block transfers of our common shares that could result in an ownership change under Section 382.  20

   Senior Debt  Original Balance: $10.0 million – Issued June 30, 2017Current Balance: $5.0 million Term: 5 years Rate: Three-month libor + 2.50% Repay terms: Interest only quarterly; principal in the amount of $250,000 per quarter beginning September 2020 with all unpaid principal due at maturity. Prepayment: Pre-payable without penalty Collateral: 100% of Limestone Bank, Inc. common stock   21  Senior Debt was paid down $5.0 million on 7.23.19 from proceeds of subordinated debt issuance and now totals $5.0 million.

   Subordinated Debt  Issued amount: $17.0 million – Issued July 23, 2019; Qualifying Tier 2 Capital Rated BBB by Egan Jones Rating Company Term: 10 years Rate: Fixed at 5.75% for Five Years then floating at 3.95% over three-month libor for the final five years Repay terms: Interest only semi-annually; principal due at maturity. Maturity: July 31, 2029; pre-payable without penalty beginning July 31, 2024 Collateral: Unsecured   22

   Limestone Bancorp, Inc. - Junior Subordinated Debt  23

   Non-GAAP Financial Measures  24